UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2019

FORESIGHT ENERGY LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36503	80-0778894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
211 North Broadway, Suite 2600 Saint Louis, MO		63102
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s telephone number, including area code): (314) 932-6160

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	FELP	New York Stock Exchange (“NYSE”)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01	REGULATION FD DISCLOSURE.

On October 1, 2019, Foresight Energy LLC and Foresight Energy Finance Corporation (together, the “Issuers”), wholly owned subsidiaries of Foresight Energy LP (the “Partnership”), elected to exercise the 30-day grace period with respect to the interest payment due under the indenture (the “Indenture”) governing the Issuers’ 11.50% Second Lien Senior Secured Notes due 2023.  The election to exercise the 30-day grace period extends the time period the Issuers have to make the approximately $24.4 million interest payment without triggering an event of default under the Indenture.  Events of default will exist under Foresight Energy LLC’s credit agreement governing its senior secured first‑priority credit facilities and Foresight Energy Services LLC’s master lease agreement, if the Issuers do not make the interest payment prior to the end of the 30-day grace period.  During the grace period, we intend to evaluate our options with respect to this matter.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes, and oral statements made from time to time by representatives of the Issuers may include, certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to the interest payment, the review of debt restructuring alternatives and discussions with creditors. Such statements are subject to risks and uncertainties that could cause results to differ materially from the Partnership’s expectations, including the risk factors described in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2018, as updated in the Partnership’s subsequently filed Quarterly Reports on Form 10-Q. While the Partnership makes these statements in good faith, neither the Partnership nor its management can guarantee that anticipated future results will be achieved. The Partnership assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Partnership, whether as a result of new information, future events, or otherwise

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foresight Energy LP
By:	Foresight Energy GP LLC,
its general partner
By:	/s/ Robert D. Moore
Robert D. Moore
Chairman of the Board, President and Chief Executive Officer
Date: October 1, 2019

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